Name of Offeree	Copy Number

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Dialogue Key, Inc.

Up to 10,000,000 Shares of Common Stock at $0.35 per share

Minimum Purchase per Investor - 5,000 Shares

Maximum Offering – 10,000,000 Shares

This Confidential Private Placement Memorandum (this “Memorandum”) has been prepared in connection with an offering (the “Offering”) of up to 10,000,000 shares of Common Stock, $0.35 par value (the “Shares”) of Dialogue Key, Inc. (the “Company”). The maximum offering amount is 10,000,000 Shares (“Maximum Offering Amount”). The minimum purchase per investor is 5,000 Shares, or $1,750.00. Officers and directors of the Company will make offers and sales of the Shares; however, the Company retains the right to utilize any broker-dealers registered with the National Association of Securities Dealers, Inc. (“NASD”) and applicable state securities authorities to sell all or any portion of the Shares. If the Company so elects, it may pay such broker-dealers a commission in the amount of up to 10% and a non-accountable expense allowance of up to 3% of the proceeds they have sold. The Company shall pay to Crowd Ignition at each closing of the offering a fee consisting of a 5% commission based on the dollar amount received from US investors in the Offering and a fee of 3% processing fees, based on the dollar amount received from International investors in the Offering.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK, AND SHOULD NOT BE PURCHASED BY INVESTORS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. SEE “RISK FACTORS.”

	Offering Price	Maximum Sales Commission (1)	Net Proceeds to Company (2)
Minimum Purchase	$1,750.00	$175.00	$1,575.00
Maximum Offering	$3,500,000	$350,000	$3,150,000

(1)	The Company shall pay only commissions to broker-dealers and funding portals registered with the US Securities and Exchange Commission (SEC) and a member of the Financial Industry Regulatory Authority (FINRA).

(2)	Before the payment of an estimated expense of $45,000 by the Company in connection with the Offering plus up to 3% of the gross proceeds.

The date of this Memorandum is September 12, 2018

EXPLANATORY NOTES

The Shares will be offered and sold only to (i) “Accredited Investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) in compliance with Regulation D under the Act, (ii) non-“U.S. Persons” (as defined in Regulation S under the Act) in compliance with Regulation S under the Act, or (iii) qualified investors offered and sold through crowd funding pursuant to Regulation CF under the Act (up to a maximum of $1,070,000 worth of the Shares). The Company will file Form-C with the SEC before raising any capital through any crowd-funding portal.

The Offering scheduled to terminate on September 30, 2019. The Company reserves the right, however, to extend the term of this Offering for a period of up to 120 days. See “The Offering.” This Memorandum may not be reproduced in whole or in part without the express prior written consent of the Company.

THIS MEMORANDUM IS FOR THE CONFIDENTIAL USE OF ITS RECIPIENT AND MAY NOT BE REPRODUCED. DISTRIBUTION THAT IS NOT APPROVED BY THE COMPANY MAY RESULT IN A VIOLATION OF FEDERAL AND STATE SECURITIES REGULATIONS. THIS MEMORANDUM AND ALL ACCOMPANYING MATERIALS SHALL BE RETURNED TO AN AUTHORIZED OFFICER OF THE COMPANY UPON REQUEST.

THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON ONE OR MORE SPECIFIC EXEMPTIONS FROM REGISTRATION OR QUALIFICATION REQUIREMENTS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS MEMORANDUM IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INVESTMENT IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES AND MEET CERTAIN SUITABILITY REQUIREMENTS, WHO DO NOT ANTICIPATE THAT THEY WILL BE REQUIRED TO LIQUIDATE ANY INVESTMENT ACQUIRED HEREUNDER IN THE FORESEEABLE FUTURE, CAN AFFORD THE LOSS OF HIS OR HER ENTIRE INVESTMENT, AND WHO UNDERSTANDS OR HAS BEEN ADVISED WITH RESPECT TO ANY RISK FACTORS ASSOCIATED WITH THIS OFFERING. SEE “RISK FACTORS” AND “INVESTOR SUITABILITY”. THERE MAY BE MATERIAL INVESTMENT RISKS ASSOCIATED WITH THIS OFFERING THAT CANNOT BE IDENTIFIED AT THIS TIME.

THIS MEMORANDUM CONTAINS CERTAIN INFORMATION OF A HIGHLY CONFIDENTIAL NATURE. THE RECEIPT OF THIS MEMORANDUM CONSTITUTES AN AGREEMENT ON THE PART OF THE RECIPIENT HEREOF TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN OR ANY ADDITIONAL INFORMATION SUBSEQUENTLY DELIVERED IN CONNECTION HEREWITH.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE ABLE TO IMPLEMENT ANY OF ITS PLANS SUCCESSFULLY, OR THAT ACTUAL FUTURE PLANS AND PERFORMANCE WILL NOT BE MATERIALLY DIFFERENT FROM THE COMPANY’S PRESENT EXPECTATIONS.

ANY INFORMATION OR REPRESENTATIONS CONTAINED IN THE COMPANY’S PROMOTIONAL OR MARKETING SOURCES OTHER THAN THIS MEMORANDUM MAY NOT BE AS CURRENT OR ACCURATE AS INFORMATION OR REPRESENTATIONS CONTAINED IN THIS MEMORANDUM, AND ITs CONTENTS ARE EXCLUDED FROM THIS MEMORANDUM.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR OR TO WAIVE CONDITIONS TO THE PURCHASE OF THE SHARES.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, INVESTMENT OR TAX ADVICE. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THIS OFFERING. THE COMPANY MAKES NO REPRESENTATION TO AN OFFEREE, OR PURCHASER OF THE SECURITIES OFFERED HEREBY REGARDING THE LEGALITY OF AN INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPROPRIATE LEGAL INVESTMENT OR SIMILAR LAWS.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED HEREIN. NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO. IN ADDITION, THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY IF A NAME AND IDENTIFICATION NUMBER APPEAR IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE AND CONSTITUTE AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS IN THOSE SPACES.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE OFFERED SECURITIES, EXCEPT THE INFORMATION CONTAINED HEREIN. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM. REPRESENTATIVES OF THE COMPANY WILL BE AVAILABLE TO DISCUSS WITH PROSPECTIVE INVESTORS, ON REQUEST, THE INFORMATION AND PROJECTIONS CONTAINED HEREIN.

EXCEPT AS OTHERWISDE PROVIDED IN THIS AGREEMENT, IF YOU WISH TO PURCHASE SHARES IN THIS OFFERING, YOU MUST SUBMIT TO THE COMPANY AN EXECUTED SUBSCRIPTION AGREEMENT IN THE FORM APPROVED BY THE COMPANY TOGETHER WITH THE REQUIRED PAYMENT. WE WILL NOT SELL SHARES IN THIS OFFERING TO ANY PERSON WHO DOES NOT DEMONSTRATE COMPLIANCE WITH THE REQUIREMENTS DESCRIBED IN THIS MEMORANDUM.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS. THERE IS CURRENTLY NO PUBLIC MARKET FOR THE SECURITIES, AND INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. NO TRADING MARKET IS EXPECTED TO DEVELOP FOR THE COMMON STOCK IN THE NEAR FUTURE. SUBSTANTIAL RESTRICTIONS WILL BE IMPOSED ON ANY SALE OR TRANSFER OF ANY OF THE SECURITIES OFFERED HEREBY.

SPECIAL NOTICE TO FOREIGN INVESTORS

IF YOU LIVE OUTSIDE THE UNITED STATES, IT IS YOUR RESPONSIBILITY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE OF OUR SECURITIES, INCLUDING OBTAINING REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER REQUIRED LEGAL OR OTHER FORMALITIES.

Exhibits

A. Subscription Documents – U.S. Persons

B. Subscription Documents – Non-U.S. Persons

SUMMARY

Overview of Dialogue Key, Inc.

DEDICATED TO ENTERTAINMENT AND CREATIVITY

Dialogue Key is a 100% verified, lifestyle community designed to help entertainment professionals and private members connect, enhance their earnings, develop their careers, travel, network, and share exclusive experiences with like-minded people all over the word.

Entertainment professionals include people from show business, fashion, modeling, filmmaking, music, and sport.

Private members include the corporate and business world.

Investors will be able to profit from our innovative platforms and a robust business model in an exciting niche market, with the ability to scale dramatically.

Dialogue Key is:

●	A peer-to-peer market for entertainment and creative professionals. Post a project and find people to execute it, or search for gigs to apply for and boost your earnings.

●	A verified online social media meeting and networking space where creatives and business people can develop relationships in a supportive environment (project promotion)

●	An offline, real world community where members are invited to exclusive events to meet in person and network in some of the most luxurious locations worldwide.

●	Sponsored Parties. Dialogue Key will host events sponsored by luxury brands and entertainment teams seeking to connect with our select clientele.

●	A luxury marketplace. Members gain access to a travel and lifestyle concierge with full VIP privileges, anywhere in the world.

●	Personal growth. Members are invited to bespoke seminars providing educational, motivational, and professional development courses in exquisite settings.

●	An incredible investment opportunity to capitalize on this popular and lucrative industry.

THE OPPORTUNITY

Dialogue Key is a bridge, connecting members, luxury brands and corporate leaders. Our platforms foster relationships that generate wealth, spur career growth, and help our members realize their ambitions through meaningful dialogue and a full-stack technology solution.

 BUSINESS MODEL

Dialogue Key will make money from several income streams:

1. Membership fees:

Dialogue Key offers a free membership option for entertainment professionals as well as higher levels of membership for corporate members:

1.	Apriori free (professionals)

2.	Apriori+ $99 per annum (promotion the projects)

3.	Executive $2,500 per annum (corporate)

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4.	Elite $7,500 per annum (corporate)

5.	Sovereign $30,000 per annum (corporate)

2. Transaction Fees:

A variable administrative fee will apply to all transactions executed via our platforms (projects, casting calls, event bookings, seminars, retail sales etc.).

3. Seminars:

As Dialogue Key attains critical mass, the Company will offer seminars on a variety of subjects to its members worldwide. These seminars may include topics such as motivation, wealth creation, and professional development.

The company is already negotiating office space, with pre-existing clients and marketing abilities, in London and Singapore and expects to close those deals shortly.

The DialogueKey.com website and mobile applications (App Store, Google Play) are already operational on a trial basis during our proof of concept stage. Members are already interacting and socializing via these platforms. The next step will implement tools to enable Dialog Key to monetize transactions taking place on its platforms.

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SUMMARY OF THE OFFERING

This summary highlights certain information contained elsewhere in this Memorandum. This summary does not contain all of the information that you should consider before purchasing the Shares. You should read this entire Memorandum carefully, including the information under the heading “Risk Factors,” before investing in the Shares.

Securities Offered	10,000,000 Common Stock “See “Description of Securities.”

Minimum Purchase	5,000 Shares for $1,750.00

Common Stock Outstanding

Before Offering	32,894,737 Shares

After Offering	42,894,737 Shares (1)

Voting	Subject to applicable law, the Common Stock will each have one vote on all matters to be voted on by shareholders.

Dividends	Dividends will be paid when, as and if declared by the Board of Directors. No dividends shall accrue unless declared.

Use of Proceeds	The Company intends to use the net proceeds of this offering for working capital and software development. See “Use of Proceeds.”

Risk Factors	The securities offered hereby involve a high degree of risk. Please see “Risk Factors.”

Resale Restrictions	We make this Common Stock offering in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Common Stock that we sell in this offering are restricted securities under the Securities Act and such state laws and therefore are subject to significant restrictions on resale. You may not transfer the Common Stock that you purchase in this offering except in a transaction registered under the Securities Act and applicable state securities laws or unless you obtain a legal opinion acceptable to us that your transfer is exempt from such registration. Each certificate for the Common Stock will bear a restrictive legend.

Investor Suitability	Other than sales made to foreign persons or through a crowd funding portal, we will sell Common Stock in this offering only to investors who qualify as “accredited investors” for purposes of the Securities Act. You will be required to make certain representations with respect to your status as an accredited investor, your business and investment experience and certain other matters in order to purchase the Common Stock in this offering.

How to Subscribe	Please see “Method of Subscription”.

(1)	Assumes the issuance of all 10,000,000 Common Stock being offered herein.

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RISK FACTORS

An investment in the Shares is speculative and illiquid and involves a high degree of risk, including the risk of a loss of your entire investment. You should carefully consider the risks and uncertainties described below and the other information contained in this Memorandum before purchasing any Shares. The risks set forth below are not the only ones facing us. Additional risks and uncertainties may exist that could also adversely affect our business, operations and prospects. If any of the following risks actually materialize, our business, financial condition, prospects and/or operations could suffer. In such event, the value of the securities comprising the Shares could decline, and you could lose all or a substantial portion of the money that you pay for the Shares.

Dialogue Key is a private company and does not file periodic reports with the SEC. The Company’s limited operating history makes it difficult to judge its prospects based upon an evaluation of the Company, its current business, and its current prospects. You should consider any purchase of the Company’s Shares in light of the risks, expenses, and problems frequently encountered by all companies in the early stages of their corporate development. If any of the events described below were to occur, our business, prospects, financial condition, results from operations or cash flow could be materially affected.

Risks Related to the Company

Uncertainty of profitability

Our business strategy may result in increased volatility of revenues and earnings. We are a start-up company; therefore, we will only develop a limited number of products and services at a time. Our overall success will depend on a limited number of products and services, which may cause variability and unsteady profits and losses depending on the products and services offered.

Our revenues and our profitability may be adversely affected by economic conditions and changes in the financial markets. Our business is also subject to general economic risks that could adversely impact the results of operations and financial condition.

Because of the anticipated nature of the products and services that we will attempt to develop, it is difficult to forecast revenues accurately, and operating results could fluctuate in the future due to a number of factors. These factors may include, among other things, the following:

●	Our ability to raise sufficient capital to take advantage of opportunities and generate sufficient revenues to cover expenses.

●	Our ability to source strong opportunities with sufficient risk-adjusted returns.

●	Our ability to manage our capital and liquidity requirements based on changing market conditions generally and changes in the business of professional networking via websites and mobile apps.

●	Subscribers’ acceptance of the terms and conditions of our membership fee structure.

●	The amount and timing of operating and other costs and expenses.

●	The nature and extent of competition from other companies that may reduce market share and create pressure on pricing and investment return expectations.

●	Adverse changes in the national and regional economies in which we will participate, including changes in our performance, capital availability, and market demand.

●	Adverse changes in the projects in which we plan to invest which result from factors beyond our control, including a change in circumstances, capacity, and economic impacts.

●	Changes in laws, regulations, accounting, taxation, and other requirements affecting our operations and business.

●	Our operating results may fluctuate from year to year due to the factors listed above and others not listed. At times, these fluctuations may be significant.

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Management of growth will be necessary for us to be competitive

Successful expansion of our business will depend on our ability to effectively attract and manage staff, strategic business relationships, and shareholders. Specifically, we will need to hire skilled management and technical personnel as well as manage partnerships to navigate shifts in the general economic environment. Expansion has the potential to place significant strains on financial, management, and operational resources, yet failure to expand will inhibit our profitability goals.

There could be unidentified risks involved with an investment in our securities

The foregoing risk factors are not a complete list or explanation of the risks involved with an investment in our securities. Additional risks will likely be experienced that the Company does not presently foresee. Prospective investors must not construe the information provided herein as constituting investment, legal, tax or other professional advice. Before making any decision to invest in our securities, you should read this entire prospectus and consult with your investment, legal, tax and other professional advisors. An investment in our securities is suitable only for investors who can assume the financial risks of an investment in the Company for an indefinite period and who can afford to lose their entire investment. The Company makes no representations or warranties of any kind with respect to the likelihood of the success or the business of the Company, the value of our securities, any financial returns that may be generated or any tax benefits or consequences that may result from an investment in the Company.

The Company may be unable to respond to the rapid technological change in its industry and such change may increase costs and competition that may adversely affect its business

Rapidly changing technologies, frequent new product and service introductions and evolving industry standards characterize the Company’s market. The continued growth of the Internet and intense competition in the Company’s industry exacerbate these market characteristics. The Company’s future success will depend on its ability to adapt to rapidly changing technologies by continually improving the performance features and reliability of its products and services. The Company may experience difficulties that could delay or prevent the successful development, introduction or marketing of its products and services. In addition, any new enhancements must meet the requirements of its current and prospective users and must achieve significant market acceptance. The Company could also incur substantial costs if it needs to modify its products and services or infrastructures to adapt to these changes.

The Company also expects that new competitors may introduce products, systems or services that are directly or indirectly compete with the Company. These competitors may succeed in developing products, systems, and services that have greater functionality or are less costly than the Company’s products, systems and services, and may be more successful in marketing such products, systems and services. Technological changes have lowered the cost of operating communications and computer systems and purchasing software. These changes reduce the Company’s cost of providing services but also facilitate increased competition by reducing entry barriers and competitors’ costs in providing similar services. This competition could increase price competition and reduce anticipated profit margins.

The Company’s services are new, and its industry is evolving.

You should consider the Company’s prospects in light of the risks, uncertainties, and difficulties frequently encountered by companies in their early stages of development, particularly companies in the rapidly evolving professional networking and other social media platforms. To be successful in this industry, the Company must, among other things:

●	develop and introduce functional and attractive service offerings;

●	attract and maintain a large base of paying subscribers;

●	increase awareness of the Company brand and develop consumer loyalty;

●	establish and maintain strategic relationships with distribution partners and service providers;

●	respond to competitive and technological developments;

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●	build an operations structure to support the Company business; and

●	attract, retain and motivate qualified personnel.

The Company cannot guarantee that it will succeed in achieving these goals, and its failure to do so would have a material adverse effect on its business, prospects, financial condition and operating results.

Some of the Company’s products and services are new and are only in the early stages of commercialization. The Company is not certain that these products and services will function as anticipated or be desirable to its intended market. In addition, some of the Company’s products and services may have limited functionalities that may limit their appeal to consumers and put the Company at a competitive disadvantage. If the Company’s current or future products and services fail to function properly or if the Company does not achieve or sustain market acceptance, it could lose customers or could be subject to claims that could have a material adverse effect on the Company’s business, financial condition, and operating results.

As is typical in a new and rapidly evolving industry, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Because the market for the Company is evolving, it is difficult to predict with any certainty the size of this market and its growth rate, if any. The Company cannot guarantee that a market for the Company will develop or that demand for Company services will emerge or be sustainable. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, the Company’s business, financial condition and operating results would be materially adversely affected.

Even After the Offering a Few of Our Founders Will Control Most of the Voting Power, Which May, Among Other Things, Delay Or Frustrate The Removal Of Incumbent Directors Or A Takeover Attempt, Even If Such Events May Be Beneficial To Our Stockholders.

Alex Dekhtyar, Andrew Osichnuk, and Alexey Malikov (the “Founders”) are the holders of 25,000,000 issued and outstanding shares of our Common Stock and 15,000,000 issued and outstanding shares of our Series A Preferred Stock. Under our Articles of Incorporation, each share of Series A Preferred Stock is entitled to vote at ten votes per share on all matters presented to our stockholders for action. Consequently, the Founders have sufficient voting power to control the outcome of all corporate matters submitted to the vote of our common stockholders. Those matters could include the election of directors, changes in the size and composition of the board of directors, and mergers and other business combinations involving the Company. In addition, through their control of the board of directors and voting power, they may be able to control certain decisions, including decisions regarding the qualification and appointment of officers, dividend policy, access to capital (including borrowing from third-party lenders and the issuance of additional equity securities), and the acquisition or disposition of assets by the Company. In addition, the concentration of voting power in the hands of Founders could have the effect of delaying or preventing a change in control of the Company, even if the change in control would benefit our stockholders and may adversely affect the value of our common stock.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or prevent fraud. Any ability to report and file our financial results accurately and timely could harm our reputation and adversely impact the future trading price of our common stock.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital.

We currently have insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements. Additionally, there is a lack of formal process and timeline for closing the books and records at the end of each reporting period, and such weaknesses restrict the Company’s ability to timely gather, analyze and report information relative to the financial statements.

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Because of the Company’s limited resources, there are limited controls over information processing. There is inadequate segregation of duties consistent with control objectives. Our Company’s management is composed of a small number of individuals resulting in a situation where limitations on segregation of duties exist. In order to remedy this situation, we would need to hire additional staff. Currently, the Company is unable to hire additional staff to facilitate greater segregation of duties but will reassess its capabilities after completion of the Offering.

We are significantly influenced by our officers, directors, and entities affiliated with them.

In the aggregate, ownership of the Company’s shares by management and affiliated parties, and assuming all Shares offered are sold, represents approximately 75% of the issued and outstanding shares of common stock. These shareholders, if acting together, will be able to significantly influence all matters requiring approval by shareholders, including the election of directors and the approval of mergers or other business combinations transactions. Our future performance is dependent on the ability to retain key personnel. The Company performance is substantially dependent on the performance of senior management. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the Company’s business, results of operations and financial condition.

We may need and be unable to obtain additional funding on satisfactory terms, which could dilute our stockholders or impose burdensome financial restrictions on our business.

We have relied upon cash from financing activities and in the future, we intend to rely on revenues generated from operations to fund all of the cash requirements of our activities. There is no assurance that we will be able to generate any significant cash from our operating activities in the future. Deteriorating economic conditions and the effects of ongoing military actions against terrorists may cause prolonged declines in investor confidence in and accessibility to capital markets. Future financing may not be available on a timely basis, in sufficient amounts or on terms acceptable to us. This financing may also dilute existing stockholders’ equity. Any debt financing or other financing of securities senior to common stock will likely include financial and other covenants that will restrict our flexibility. At a minimum, we expect these covenants to include restrictions on our ability to pay dividends on our common stock. Any failure to comply with these covenants would have a material adverse effect on our business prospects, financial condition and results of operations because we could lose our existing sources of funding and impair our ability to secure new sources of funding.

Unfavorable publicity could materially hurt our business and the value of your investment.

We are highly dependent upon consumers’ perceptions of the safety, quality, and efficacy of our proposed products, as well as products distributed by other companies. Future scientific research or publicity may not be favorable to our industry or any particular product, or consistent with earlier research or publicity. Future reports or research that is perceived less favorably or that question such earlier research could have a material adverse effect on us. We depend on consumer perceptions of our proposed products or any similar products distributed by other companies. Negative perceptions could have a material adverse impact on us. We may be unable to counter the effects of negative publicity concerning the efficacy of our proposed products. Adverse publicity could also increase our product liability exposure.

Risks Related To This Offering:

There is no public market for our securities.

There is currently no trading market for our Common Stock and it is not anticipated that a trading market will develop in the foreseeable future. If no market develops, it may be difficult or impossible for you to resell your shares if you should desire to do so. There can be no assurance that you will be able to resell your shares at the purchase price paid in this offering or at any price.

We will have broad discretion in using the net proceeds from this offering.

A substantial portion of the estimated net proceeds from this offering has been allocated to working capital and general corporate purposes. Accordingly, the Company will have broad discretion as to the application of such proceeds. You will not have an opportunity to evaluate the economic, financial or other factors upon which we base our decision on how to use the net proceeds. See “Use of Proceeds” for more information.

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Offering Price Arbitrarily Determined

The Offering Price of the Shares being offered was determined by the Company and bears no relationship to the Company’s assets, book value, net worth or operations, and may not be indicative of the actual value of the Company.

Restricted Securities and Limited Liquidity

The Common Stock are restricted securities under the 1933 Act. Investors will be required to hold these securities for which there will be no current market. Under Rule 144 promulgated under the Securities Exchange Act of 1934, as amended, the securities will have to be held for at least one year prior to sales, unless a registration statement is sooner filed for the benefit of the investors. Even if the Company filed such a registration statement, there might be no underwriting of additional shares in a conventional fashion and thus no market support for the securities from the broker-dealer community. It is unlikely that investors will be able to liquidate their investments in the Shares in the event of an emergency. A public market for the Common Stock does not exist, and there is no assurance that one will ever develop. Moreover, the transferability of the Common Stock will be affected by restrictions on resale imposed under federal and state securities laws.

Immediate Dilution

Purchasers of the Shares in the Offering will experience substantial immediate dilution in the net tangible book value of the shares from the offering price herein.

We may issue additional common stock at prices and on terms determined by our board of directors, without shareholder consent or approval that upon issuance may result in substantial dilution of our shareholders’ interests as well as the market price and value of our Common Stock.

Assuming the sale of all 10,000,00 Shares and on a fully diluted basis, the Company will still have approximately 407,105,263 shares of common stock available for issuance and 30,263,158 shares of preferred shares. We have the right to offer these shares at offering prices to be determined in sole discretion of our board of directors. The sale of these shares may result in substantial dilution to our shareholders. These stock issuances may adversely affect the market price or value of our common stock.

We are not likely to issue dividends for the foreseeable future.

We cannot assure you that our proposed operations will result in sufficient revenues to enable profitable operations or to generate positive cash flow. For the foreseeable future, we anticipate that we will use any funds available to finance the growth of the Company and that we will not pay cash dividends to stockholders at least to the end of 2020.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements made in this Memorandum constitute forward-looking statements. These statements relate to future financial and other performance or anticipated plans and are identified by words such as “may,” “will,” “would,” “should,” “expect,” “could,” “scheduled,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “potential,” “propose” and “continue” or negative variants of such terms. You should read these statements carefully because they discuss our future expectations and plans. We believe that it is important to communicate these expectations and plans to you; however, these statements are only estimates of future performance. Actual performance or events may not meet such expectations or estimates and may, in fact, differ materially. In evaluating these forward-looking statements, you should consider various factors and uncertainties, including the factors discussed under “Risk Factors,” and any cautionary or qualifying statements and/or disclaimers made along with such forward-looking statements. Such factors may cause our actual results or events to differ materially from those expressed in the forward-looking statements made in this Memorandum. Although we believe that the expectations reflected in the forward-looking statements made herein are reasonable, we cannot and do not guarantee future results, levels of activity, performance or achievements. Moreover, we do not assume any responsibility for the accuracy and completeness of such forward-looking statements in the future. We do not plan and, subject to applicable law, undertake no obligation to update any of the forward-looking statements made herein after the date of this Memorandum in order to conform such statements to our actual results. Any graphics or charts that depict forward-looking statements herein are subject to the same limitations.

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USE OF PROCEEDS

The net proceeds of this Offering, estimated to be approximately $3,150,000 if the Maximum Offering is sold, are intended to be used as follows:

First Acquisition	$500,000
One-Minute Movie Contest	$150,000
Marketing 2019	$480,000
Contingency (15%)	$472,500
Executive Team	$325,000
Additional Acquisition	$300,000
Software Development	$500,000
Concierge Services	$250,000
Events	$120,000
Total Net Proceeds:	$3,150,000

The above table represents an estimate only of the use of the net proceeds of this Offering based upon our plans and current economic and industry conditions, and is subject to reallocation(s) of the net proceeds between or among the categories listed above or to new and additional areas of use. The expenses to be incurred in developing and pursuing our business plan cannot be predicted with any degree of certainty. Specific allocation of proceeds will depend ultimately on, among other things, the progress and timing of our product development, marketing efforts and the timing and results of any required future debt and/or equity financings. See “Risk Factors – We have broad discretion in using the net proceeds from this Offering.”

Pending use of the net proceeds of the Offering, the funds will be invested temporarily in certificates of deposit, short-term government securities or similar investments. Any income from these short-term investments will be used for working capital.

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DIVIDEND POLICY

We have not paid any cash dividends to date, nor do we anticipate paying any cash dividends in the foreseeable future, at least to the end of 2020. For the foreseeable future, we intend to retain all of our earnings, if any, to finance our growth and operations and to fund the expansion of our business. Payment of any dividends will be made in the discretion of our Board of Directors, after its taking into account various factors, including our financial condition, operating results, current and anticipated cash needs and plans for expansion.

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CAPITALIZATION

The following table sets forth the Common Stock authorized, the Common Stock issued and outstanding, the total Preferred Stock authorized, the total Preferred Stock issued and outstanding, the Series A Preferred Stock authorized, and the Series A Preferred Stock issued and outstanding.

Class	Authorized	Issued
Common	450,000,000	32,894,737
Preferred (Total)	50,000,000
Series A	25,000,000	19,736,842

*	The Series A Preferred Shares are convertible into Common Stock at a rate of ten shares for each Series A Preferred Share. If all the issued Series A Preferred Shares were converted into Common Stock there would be 230,263,157 shares of common stock outstanding.

There are currently no options, warrants, or other rights to acquire equity in the Company other than the Series A Preferred Shares.

The Company currently owes $100,000 to a related party. The note is due on July 26, 2019 and pays an interest rate of 10%. It is personally guaranteed by the CEO, Alex Dekhtyar.

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DILUTION

The price of our offering of 10,000,000 shares is fixed at $0.35 per share. This price is significantly higher than the prices per share paid by our founders and one other existing shareholder who purchased the shares before this Offering. 32,894,737 represent the total of total shares of common stock issued and outstanding as of August 31, 2018.

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BUSINESS DESCRIPTION

OVERVIEW

Dialogue Key, Inc., (hereinafter “the Business,” the “Company,” “us,” “we,” and “our”) is a social networking platform with the main focus on the entertainment industry. Our platform operates via the website and mobile app. The Company was incorporated on August 22, 2017, as Dialogue Key, Inc., under the laws of State of Wyoming. The Company is registered at 30 N. Gould St., Suite R, Sheridan, Wyoming, 82801. The Company has an executive office at 9663 Santa Monica Blvd, Suite 688, Beverly Hills, CA 90210. Alexander Dekhtyar, Andrew Osichnuk, and Alexey Malikov are the main founders of the Company. We currently have nine (9) staff members working full and part-time.

Our business model is to connect talent with talent seekers. As with any market, the entertainment industry has its own set of unique problems that make it seem chaotic to outsiders:

●	Delays and transparency in payments for talents

●	Reliability and trust in working with each other

●	Frequently encountered false profiles in social media used to assess talent

●	Waste of time and money figuring out the keys to success

●	Lack of professional connections for growth

●	Unverified sources providing information for professional and self-development

●	Lobbying of interests skew the chances for success

●	Bureaucratic and sometimes complex processes with agencies

Dialogue Key has the solution through its essential relationships in the creative and entertainment industry worldwide; not only to professional colleagues, but also to the resources so necessary to creating the finished product.

The professionals achieving a place in Dialogue Key’s community demand accountability and trust in the vendors and service providers they engage. These are the two ingredients that make Dialogue Key’s professional relationship network essential. Dialogue Key’s solution brings both trust and accountability to the table in a seamless online technology. Using Dialogue Key, creative and entertainment industry professionals know exactly who they’re hiring, their background, references, the fees involved, deadlines, and project responsibilities. All are vetted facts and not open to inflation or misinterpretation. These are the same traits that made Uber successful. Now for the first time, Dialogue Key has brought these qualities to the creative and entertainment industry.

We provide many of our services at no or nominal cost to members with a basic Apriori Membership, where the business model drives the membership subscription. In return, there is no barrier to member growth and engagement. This scalability can be an advantage to each Dialogue Key member. At the same time, our premium or paid subscription services are intended to target business groups, large enterprises, corporate executives and HNW individuals who are the talent seekers and require a high quality standard in service process.

Our free and paid subscription packages are designed for entertainment professionals and corporate executives to manage their professional profile and personal luxury lifestyle, expand their networks, increase earnings and business, and connect with diversified talent. These subscription bundles are sold at different price points with expected annual membership as follows:

●	Apriori free (professionals)

●	Apriori+ $99 per annum (ability to promote projects)

●	Executive $2,500 per annum (corporate)

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●	Elite $7,500 per annum (corporate)

●	Sovereign $30,000 per annum (corporate)

The critical mass of our network should allow us to create value for our members through four distinct product lines, currently in the beta stage:

●	Concierge services

●	Travel services

●	Networking events

●	Luxury goods retail

●	Seminars and master classes

The Company is also gearing up for the introduction of its products in the international market. The company is currently negotiating with a Singapore company to bring in their huge client base of Fortune 500 clients. The Company has an office open in London that is conducing Dialog Key’s global marketing push.

OUR MISSION

Our mission is to create a verified, trusted and credible social bridge to connect global professionals in the entertainment industry (film, fashion, event, clubbing, cinema, television, radio, music, sport, gaming) making them more productive, increasing their economic opportunities, and enhancing their career growth.

BRIEF HISTORY

The Company was initially capitalized by an investment of $150,000. The Business’s first product was introduced to the market in 2017. The website https://dialoguekey.com/ was developed to first view by the public on December 1, 2017. The mobile applications for iPhone and Android opened to the public on January 15, 2018. To date, eight General Partnership Agreements have been signed with our partners. The first time Dialogue Key was introduced at a big event was in Monaco at “Boule de fleurs”.

OUR STRATEGY AND VALUE PROPOSITION

●	A peer-to-peer market for entertainment and creative professionals where members can post a project and find people for collaboration, or search for relevant gigs to apply and boost their earnings.

●	A verified online social media meeting and networking space where creative professionals and business people can develop relationships in a supportive environment.

●	An offline real-world community where members are invited to exclusive events to meet up in person and network in some of the most luxurious locations worldwide.

●	A luxury marketplace, where members gain access to a travel and lifestyle concierge with full VIP privileges, anywhere in the world.

●	Personal growth and outreach platform where members are invited to bespoke seminars providing educational, motivational, and professional development courses in exquisite settings.

PRODUCTS AND SERVICES

Our solutions are designed to make entertainment professionals more prolific and effective where each member can connect talent and projects with opportunities on a very large scale. Our different memberships will include various privileges which will enable our network to enhance their earnings, experience unique travel offer, enjoy personalized concierge services, attend exclusive local and international events, appear as keynote speaker in seminars worldwide, private access to luxury goods and premium real estate market, and trustworthy business introductions.

Our main free and monetized benefits for our members include:

Enhanced Earning Opportunities

●	Create and Promote Personal/Commercial Projects (Apriori +)

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●	Provide and Receive Job Offers ((brands, companies and private members hire our talent)

●	Grow Career Prospects and Network of Industry Associates

●	Speed up payment procerssing

●	Transparent relationships and reliability

Experience Unique Travel Excursions

●	Travel with high quality, verified and like-minded companions

●	Discover unique and exotic locations around the world

●	Receive personal invitations to exclusive getaways and unique events

Remarkable Networking Effect

●	Verified Profiles and Experience

●	Invitation-Only Membership

●	Interest-Based Connections (matching algorithms based on user’s hobbies, interests, experience and

●	personal/ professional preferences)

●	Career Development

Concierge Services

●	First-class concierge offerings for both personal and corporate requirements

●	Dedicated and Experienced Team of Concierge Professionals - Available 24/7

●	International Luxury Lifestyle Management Services

●	Luxury Connector Service (HNW/UHNW and Corporates)

Exclusive local and international events

●	Access to Luxury Entertainment Experiences (galas, red carpet events, premieres, sports and invitation-only private events and music concerts)

●	Bespoke Event Management and Travel Support

●	Bespoke Event and Celebrity Management Services

Inspirational Seminars Worldwide

●	Knowledge and Skills Development from Hollywood and International Entertainment Professionals

●	Improve Quality of Life (both personal and professional)

●	Discover How to Master Your Discipline and Achieve Your Goals

Luxury Goods and Real Estate Solutions

●	A Ready-Made and Expanding Market

●	Access to Qualified Buyers

●	Discreet and Anonymous Sales

●	Wishlist-Based Connections for Luxury Goods Retail Platform

Introductions to Qualified and Verified Personnel

●	Real life Introductions for Career, Commercial or Business Solutions

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DIALOGUE MEDIA

The Company intends to launch Dialogue Media, to include members-only TV and Radio, an Online Magazine, and a public YouTube channel.

Dialogue TV, a branded TV platform will be available to members only (via a strategic partnership with Kaprika). Plans include:

●	Showcase members, their projects and approved content to engage, inspire and entertain the community

●	Generate revenue from advertising and sponsorship from brands targeting entertainment professionals

●	Develop a unique communication platform that aggregates and curates content

●	Provide members with exclusive access to material before it goes public

●	Provide direct social media integration for companies, brands and members to promote and engage their audiences

Dialogue Radio, a dedicated member-only radio station is a corporate communication platform that intends to:

●	Provide the community with a dedicated space to inform, engage and inspire

●	Become a corporate communication platform to ensure open and direct dialogue with our members at all times

●	Broadcast Q&A session from members

●	Broadcast on-air roundtable discussions with industry experts

●	Broadcast corporate announcements and member promotions

●	Generate revenue from advertising and sponsorship from brands targeting entertainment professionals

●	Showcase members, their projects and approved content to engage, inspire and entertain the community

Digital Dialogue is an online (and in-app) entertainment magazine for everyone, and it plans to:

●	Raise brand awareness by providing members and non-members with direct access to unique content relevant and related to the global entertainment industry;

●	Highlight trends, events, and brands from the entertainment and luxury industries;

●	Provide an additional platform for members and affiliated companies to promote their experience, knowledge, and skills to a wider audience; and

●	Generate revenue from advertising and sponsorship from brands targeting entertainment professionals.

Dialogue YouTube intends to showcase the best of our members’ talents and interests and plans to:

●	Provide a public showcase of members’ talents and projects;

●	Each video will be vetted and verified before release upon submission (to ensure a professional quality and standards are maintained);

●	Give members an audience of like-minded entertainment professionals to promote and engage; and

●	Raise awareness of Dialogue Key as a platform for career growth as well as a hub of incredible entertainment talent worldwide.

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MEMBERSHIP PACKAGES

Our bundles are sold at different price points with expected annual membership and associated benefits as follows:

●	Apriori free (professionals)

–	Profile Invite to Connect: Apriori + Apriori Plus only

●	Apriori+ $99 per annum (ability to promote projects)

–	Profile Invite to Connect: Apriori + Apriori Plus only

–	Project promotions

●	Executive $2,500 per annum (corporate)

–	Profile Invite to Connect: Apriori, Apriori Plus, Executives

–	Project promotions

–	Free invitations to 6 private parties or events each year

–	Travel and Lifestyle privileges

●	Elite $7,500 per annum (corporate)

–	Profile Invite to Connect: Apriori, Apriori Plus, Executives, Elite

–	Project promotions

–	Free invitations to 12 private parties or events each year

–	Travel and Lifestyle privileges

–	24/7 Concierge Services

●	Sovereign $30,000 per annum (corporate)

–	Profile Invite to Connect: all membership categories

–	Project promotions

–	Free invitations to 12 private parties or events each year

–	Luxury Connector

–	24/7 Concierge Services

–	Lifestyle Management Services

STRATEGIC PARTNERS

Our service providers and strategic partners intend to provide easy, fast and reliable access to the clientele database, activities, co-promotion and other events and activities. We source and work with leading providers of luxury services from around the world to ensure our members enjoy a single point-of-access to international privileges. Our unique strength is that we identify, verify, and then consolidate best-in-class luxury services and providers into one unified platform. This three-step strategy enables our members to retain pre-approved specialists simply, quickly, and reliably via our platform. Moreover, it provides significant revenue potential as a percentage of each service purchased is retained by Dialogue Key. This is a unique, holistic service and one that has never fully been realized in the entertainment sector. We intend to partner with various luxury providers including: International Concierge Services, Entertainment and Promotion Agencies, Lifestyle Management Solutions, Event Management Agencies, Professional Introductions, Real Estate Advisors, and VIP Travel Consultancies.

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DIALOGUE KEY TECHNOLOGY INFRASTRUCTURE

Dialogue Key intends to harness the potential of Artificial Intelligence by using machine learning and interest-based algorithms. We plan to create virtual assistants to monitor and notify members of people, projects and products of interest to them. Dialog Key’s smart automation solutions improve the speed, reliability and relevance of its customer service. Matching agents to its members with others who share their experience and/or interests, professional opportunity identifiers to identify the most suitable member for a particular job or gig, and CRM-Mining tools for deeper customer insights to refine its services and offerings.

DIALOGUE KEY WEB PLATFORM TECHNICAL FEATURES

INTRODUCTION

●	Introduction web page includes video and text information about the company, services, memberships etc.

●	Sign up for new account (require approval).

●	Log in to the account.

●	The platform for members includes the following:

–	Personal profile

–	Message chat

–	News Feed

–	Professional photo portfolio

–	Add members

–	Advances Search filter

●	Dialogue Key allows members to research companies and talents they may be interested in working with. Typing the name of a company, member name or profession in the search box causes pop-up data about the company or talent to appear. Such data may include the ratio of female to male members, profession and location.

●	Dialogue Key focused on result networking and helps members with effective connection based on real interests and their Wish List that members fill up during the registration.

FEATURES UNDER DEVELOPMENT

●	Advanced algorithm automatically match members by their interests and hobbies.

●	Wish List will automatically guide the platform algorithm to filter and connect private and corporate profiles between each other based on:

-	Job Offers

-	Professional networking

-	Traveling on interests (base on member’s hobbies & interests)

-	Business development

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SERVICES UNDER DEVELOPMENT

Projects

Creation the entertainment projects that members can promote to find crew, staff, locations, partners and funds worldwide. Individuals and companies will pay a fee to have Dialogue Key sponsor their content and spread it to their user base. This is a common way for social media platforms to generate one of the revenue streams.

Castings

Talents will have ability to receive job offers based on their profession from other corporate and private members. Service will include job description, location, member name that provides job, member’s rating, payment, and comment to offered job.

Payment system

Our platform will guarantee members the easy and secure payment system to exchange their services. Dialogue Key will escrow the money until service between members provided in full and the agreement conditions executed.

Groups by interests

Private and public groups related to employment, traveling, fun, industry news, networking, career & self-development. Groups will support a limited form of discussion area, moderated by the group owners and customer support team. Dialogue Key will strictly control the Spam filter, as all members on platform are verified and real, so no bots or fakes can automatically spam the groups.

Trips & Events

Members can easily share their trips with each. Choosing dates, destination and meet up offer will create opportunity for fast global connections. In addition, Dialogue Key will post local events in cities of operation so members can join them for real life networking.

Concierge

Global luxury lifestyle management. App members will have access to luxury special offers from Dialogue Key club and partnership network. Attend special VIP events & red carpets, book hotels, restaurants, yachts, cars, villas, private jets worldwide.

DIVERSIFIED REVENUE BUSINESS MODEL

The Company intends to generate revenue from multiple sources including:

●	Four paid annual membership levels – Apriori Plus ($99), Executive ($2,500), Elite ($7,500), and Sovereign ($30,000);

●	Fees equaling 20% from all sales made by our service providers and strategic partners to our members;

●	Fees equaling 5% from all investments between our members will be charged to the member receiving the investment;

●	Fees equaling 20% of the cost of all private and social events arranged for our members by our service providers;

●	Fees equaling up to 10% of all sales from concierge and travel services made by our service providers to our members;

●	Sponsorship and advertising revenue from participating partners at events; and

●	Advertising revenue from brands promoting their services on our platform.

SALES AND MARKETING

The Company aims to be flexible and responsive to its sales and marketing strategies to provide an omni-channel customer experience. Therefore, our primary focus is on different member acquisition channels to expand our subscription base. The Company is actively integrating both digital (online marketing, website, blogs, social media) and traditional channels (conferences, trade shows, phones, direct meeting) effectively as we are aware that one-size-fits-most customers no longer works. Most of the marketing and branding initiatives are taken in-house by our team where we leverage social media, content marketing, and integrated models to keep the continuity of our message and maintain critical customer relationships on a one on one basis.

Our sales and marketing efforts will be a target to mainly three segments – entertainment professionals to increase our network, high net worth individuals (HNWs), and strategic partners who will act as service providers and channel partners.

We intend to target entertainment professionals through word-of-mouth campaigns, database marketing, viral campaigns, personalized mailing, email marketing (via partner data), promotional events (ours and our partners), social media marketing. We plan to attract HNWs through database marketing, word-of-mouth campaigns, direct sales, personalized emails, email marketing (via partner data), promotional events (ours and our partners), online ads and retargeting (via luxury platforms), publicity coverage, financial partners (family offices, fund administrators, and others.). We also plan to enter strategic partnerships with various service providers through targeted database marketing, word-of-mouth campaigns, personalized emails, email marketing (via partner data), promotional events (ours and our partners), and social media marketing.

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INDUSTRY ANALYSIS

The entertainment and media market includes film, fashion, event, clubbing, sport, gaming, TV, music, Internet, video games, advertising, print and outdoor. Forecasts suggest that the value of these markets worldwide will increase in the future due to the expectation that digital media will surpass traditional formats such as TV and print.

In 2020, the entertainment and media market in the United States is expected to be worth over 720 billion U.S. dollars.

Fig 2: Value of the US entertainment and media industry

Source: PWC 2018

On a global scale, the entertainment and media market was worth 1.72 trillion U.S. dollars in 2015 and is set to rise to 2.14 trillion by 2020.

Fig 3: Value of the entertainment and media industry worldwide

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The Company estimates the global community of entertainment professionals and private members seeking to improve their personal, professional and financial lives to be around 12,990,000. For Dialogue Key, the market is an untapped reservoir of multiple income streams and investment opportunities. The Company has divided entertainment professionals into two distinct categories:

1.       On Stage: Actors, Directors, Producers, Singers, Dancers, Hosts, etc. and

2.        Back Stage: Camera, Lighting, and Special Effects. The table below shows the geographic distribution of entertainment professionals:

	North America	UK	Europe	China	India
Above the line On Stage	2,300,000	640,000	1,900,000	2,100,000	4,100,000
Below the line Back Stage	400,000	150,000	350,000	600,000	450,000
% of the market (1)	18.50%	6.90%	17.90%	20.90%	35.80%

(1)	% of 12,990,000

The Company believes that key media and competitive entertainment issues facing professionals, companies, and corporate leaders include convergence of media and entertainment sectors, and the emergence of “mega” media corporations, import quotas, taxation, discriminatory customs, valuation and domestic protectionist practices, piracy and copyright enforcement, cultural content and censorship restrictions, foreign direct investments restrictions, royalties, and monetization, continued the transition to digital from traditional, and media production, distribution and consumption. We believe that leading sectors include: augmented and virtual reality, eSports, streaming and video: OTT/VOD, and multichannel networks. The industry is still evolving from a physical marketplace to a digital economy where professionals create and publish content independently, and drive industry executive-decision making. Consumers also demand increasingly sophisticated tools to access content. Technology is a big player and enabler for the entertainment sectors. The Company is consolidating various benefits for its members on a single platform catered to entertainment professionals.

EMPLOYEES

Our competitive advantage is the experience of our senior management team where each member on average has 15 years of experience in business development, entertainment and media, financial control, corporate governance, and sales and marketing. We stay ahead of the curve and continually create innovative business and technology solutions that meet the specific needs of our members so that they become the best-run professionals in their competitive landscape.

As of the date of this Memorandum, we have no full-time employees and seven independent contractors. The Company intends to convert most of these contractors to employee status in the fourth quarter of fiscal 2018. We also engage consultants on an as-needed basis to supplement existing staff. All of our employees, consultants, and contractors that are involved with sensitive and proprietary information have signed non-disclosure agreements.

SERVICE PROVIDERS AND STRATEGIC PARTNERS

The above description of certain matters relating to the securities of the Company does not purport to be complete and is subject in all respects to applicable Wyoming law and the provisions of the Company’s articles of incorporation (“Articles of Incorporation”) and bylaws (the “Bylaws”).

INTELLECTUAL PROPERTY

The Company owns the service mark 87639698 Dialogue Key issued by United States Patent and Trademark Office (USPTO) - IC 042. US 100 101. G & S: Computer services, namely, hosting on-line web facilities for others for organizing and conducting meetings, events, and interactive discussions. The Company has not filed any other trademarks, service marks, copyright, and patents with the USPTO.

FACILITIES

Our principal office is located at 9663 Santa Monica Blvd, Suite 688, Beverly Hills, CA 90210. We are in the process of identifying suitable office space for our executive offices in the Beverly Hills, California area in order to facilitate expansion of our operations.

LEGAL MATTERS

We are not currently subject to any material legal proceedings. However, we may from time to time become a party to various legal proceedings arising in the ordinary course of our business.

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MANAGEMENT AND BOARD OF DIRECTORS

EXECUTIVE OFFICERS AND DIRECTORS

Name	Position
Alex Dekhtyar	President and CEO, Director
Andrew Osichnuk	COO, Director
Courtney Smith	Director
Leo Jeremias	CTO
Adam Hill	CСO
John Tamborelli	Corporate Counsel
Alex Malikov	VP Business Dev
Jim Davidson	CFO

The Company has three directors, Alex Dekhtyar, Andrew Osichnuk, and Courtney Smith. Directors serve until the next annual meeting and until their successors are elected. Officers are appointed to serve for one year until the meeting of the board of directors following the annual meeting of stockholders and until their successors have been elected and qualified. The Company has not entered into any compensation agreements with any of its officers and directors but plans to do so in the future.

Alex Dekhtyar, CEO, Chairman of the Board

Alex DeKhtyar is a financial specialist who has in excess of 15 years’ experience in finance and business development. He contributes a wide variety of strengths that include strong international banking expertise, financial management, and marketing.

Alex is an entrepreneur who has co-founded an import-export business specializing in wholesale distribution of European products. He also co-founded Sky City Firm, a school designed to teach foreign exchange traders. Alex was formerly president of Avalon Capital Holdings Inc. a publicly traded international technology company that specialized in bank and brokerage house software. In his role, he expanded his business to three continent ants included Asia, Europe and South America. Finally, he founded Five Star Productions, a talent management company and production company that produces commercials, infomercials and training videotapes. In essence he develops and manages talent which is one of his biggest assets.

Alex has over 15 years of experience in the management of start- up companies, including ten years involved specifically in foreign exchange (forex). He is sought after for his abilities to take companies with promising technologies and properly structure them to allow them to successfully achieve their business strategies. Alex has significant experience in business development outside the United States, especially in Eastern Europe and the former Soviet Union.

Andrew Osichnuk, COO, Director

Andrei Osichnuk is a financial banking expert. As a co-founder of Krona Health, he is one of the developers of the global business strategy of the company. He was a founder and a vice-president of Central European Bank, worked with administration of the president of Ukraine. From 1995 to 2000 he worked with financial institutions in Zurich, Budapest and Prague to raise funds for projects in Ukraine, Russia and Canada.

Andrei started a new business in Ukraine, creating a computer manufacturing and assembling plant called Atakam. He moved to Los Angeles in 2002, where he founded a computer services and telecommunication company called Atakam, Inc. In 2013 he formed a supplement distribution company called Asterforce, Inc. Finally, in February 2015, he co-founded Krona Health, Inc.

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Andrei has a master’s degree diploma in philosophy (Ukrainian State University, Kiev. Master’s in Philosophy and Philosophical Discipline Pedagogy. 1981), and he taught philosophy in Kiev’s State University and several colleges. He received a second Master’s degree in applied mathematics and computer science in 1996 from the Ukrainian National Technical Academy, Kiev. (Master’s in Applied Mathematics in Computer Science, 1996.)

Courtney Smith, Director

Courtney Smith is a trader, author, money manager, educator, and speaker. He is the only person in history to have a high ranked mutual fund, stock picking newsletter, futures newsletter, and hedge fund. He is the author of seven books. He has appeared on over 1000 TV shows and spoken at over 100 events. Courtney Smith is the Chairman of the Investment Mentoring Institute, an organization devoted to building great investors. Courtney Smith is also President and Chief Investment Officer of Courtney Smith & Co, Inc., which manages money for institutions, family offices, and high-net individuals. Mr. Smith is the Editor and Publisher of the Wall Street Wealth builder stock newsletter. He was the Chief Investment Officer and Chief Strategist of Orbitex Management, Inc. during the late 1990’s. Orbitex manages mutual funds and portfolios for institutions and individuals. Mr. Smith is the owner and Editor-in-Chief of Commodity Trading Consumer Research (CTCR). CTCR has been providing insights to the futures community since 1983. Mr. Smith was previously Group Vice President in charge of Financial Derivatives at the French bank Banque Paribas, New York, and was Vice President and a Director of Research and Commercial Services for PaineWebber, Inc. Mr. Smith managed client accounts prior to joining PaineWebber.

Alexey Malikov, VP Business Development

Alex Malikov has extensive expertise in the luxury concierge and lifestyle management business. He is an entrepreneur with over 12 years of experience in the concierge, entertainment, luxury tourism, business aviation, lifestyle, event and talent management industries. He worked with VIP customers of the Hyatt Regency Kiev for years, before moving to business aviation as sales and marketing manager at JetEx Flight Support where he was in charge of business development for the Brazilian and Turkish markets as well as finding new corporate clients.

Alex launched a lifestyle and talent management agency, Stars and Sparks Ltd. providing premium assistance for high net worth and ultra-high net worth individuals from around the world. These services have included luxury vacations, private and corporate events and parties, booking models and artists, yacht and jet charters, luxury car and villa rental, hotel booking. Service geography covered countries like Ukraine, Turkey, Maldives, USA, India and communities like Dubai, Prague, Berlin, Amsterdam, Cannes, Monaco, St Tropez, Ibiza, and India. Within these widely diverse locations, Alex has coordinated dozens of events and is focused on developing his concierge network, tailor-made VIP incoming and outbound tours, lifestyle assistance and hiring talents for clubs, production agencies, event companies and beauty shows.

Jim Davidson, Chief Financial Officer

Jim Davidson is a speaker, teacher, consultant, forensic accountant, author, and entrepreneur. Jim has been the founder and chancellor of Individual Sovereign University since 2009. He has worked since 1983 in banking, aerospace, real estate, software development, finance, health practice management, management consulting, free port development, toll road development, fishing fleet development, digital gold currency exchange operations, private venture capital stock exchange operations, gold and silver coin sales, museum acquisitions, private equity, crypto-currency technology development, and university development. Jim is a published author of four books and hundreds of essays and articles. He has been involved in digital currencies since 1998.

Jim has owned and operated 16 businesses in various industries. He advanced rapidly in his term-time banking career while in college, and began writing business plans in 1986. He has been involved in business planning and financing for over 200 small businesses, which collectively raised in excess of $600 million with his involvement. His aerospace career included launch vehicle systems development, launch vehicle logistics management, voice of launch control, publicity, marketing, satellite launch sales, and a pioneering role in space tourism in 1991. His work in real estate included the development of $250 million in single family homes in Friendswood, Texas including road design, lot preparation, and housing contractor management. In software development he built database software, practice management software for chiropractors and medical doctors, and provided documentation expertise for enterprise encrypted storage software. Jim’s management consulting practice began in 1995 with clients in the United States, Europe, Africa, and Asia.

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Beginning in 1978, Jim worked as a teacher including private tutoring, public community college and private school settings. He has taught mathematics, European and American history, office application software, database development, economics, Somali studies, space settlement systems development, business planning, encryption software operation, and a survey on cyber-security.

Jim was educated at the University of Kansas, Columbia University in the City of New York, Rice University’s Jesse H. Jones graduate school of business administration, and Individual Sovereign University. He has an MBA in marketing and entrepreneurship (Rice 1987) and a bachelor’s degree in history (Columbia 1985). He won several trophies in debate, studied the violin, drama, and martial arts. He has travelled extensively in Africa, Asia, Europe, and North America.

His honors include the National Distillers Association’s National Merit Scholarship (1981); the degree of distinction in the National Forensic League (1980); John Jay scholarships (1981-82); Kansas scholar; and membership in the Dayton Friends Meeting.

Leo Jeremias, CTO

Leo started working on Wall Street at the age of 18 where he was the youngest employee in history at Metlife, and then moved to Wordco a Big Board trading Co. He traded NYSE listed stocks and was involved in millions of dollars in daily trades. Throughout the years, he traded stocks on and off and briefly worked for a hedge fund trading options. He was licensed Series, 6, series 7, series 63, as well as licensed to sell Life and Health Insurance and Annuity products. In 2001 he started a technology Co. called Flyontime (flyontime.com). He developed a system that tracked flights and issued a notification via voice text and email, if your flight was delayed as well as constant gate updates. Discussions with AA and Orbitz lead to Company and technology being sold  for an undisclosed amount.  It is now standard with every flight booking. He got involved in Search when he started XwebSEO in 2008. He created and developed over 3000 websites and brought them to # 1 in Google. His clients were many big name websites, Doctors and E- Commerce sites including the Doctors from the TV show “The Doctors”. XwebSEO developed strategies based on user behavior online and it lead to the creation of different Search software. Since 2012 he owns and operates X-web Inc, a platform that delivers pre-roll video ads on websites. It has proprietary technology, and has unique video players that publishers use to display video and video ads on websites, both in-banner and via special large size JS Players. As a partner with AOL, Yume, Adap TV, Yahoo and more, they serve over a half billion ads a month. Over the last two years, they have doubled and tripled their revenue every couple of months. Leo Jeremias is the owner and/or filer of over ten patents.

Adam Hill, CCO

Adam is a marketing plus experience plus tech hybrid who has helped companies from New York to Hong Kong create customer experiences that drive sales and build loyalty for nearly 20 years. With this depth of experience and a rare combination of technical, marketing knowledge with customer experience optimization techniques, Adam knows what drives growth and client loyalty.

Adam started his career in the online trading industry back in 1999, when he was appointed the first marketing manager at Saxo Bank, tasked with establishing the department and its team of designers, developers, advertising execs, etc. During a 4-year tenure at the bank, Adam instituted the world’s first full White Label program, which, by the time he left in 2003, accounted for over 40% of the bank’s global revenue.

In 2005, Adam launched his own digital marketing agency in Copenhagen, which worked almost exclusively with banks and brokerages in Europe, the Far East and North America in creating tech and marketing solutions underpinned by sustainable ROI.

Since 2014 Adam has been back in the UK and has recently opened the doors of his latest venture – Growth Builder which helps companies increase revenues and reduce operational costs by improving their customer experiences online as well as offline.

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Adam brings nearly two decades of experience in marketing, tech and customer engagement, and continues to bring his own brand of results-driven solutions to market for such companies as Bupa, Hotspot FX, FXCM, Maersk, Marex Spectron, Gain Capital, Oanda and many others.

Jack Maple, CMO Asia

Jack Maple is a professional and industry leader with over 23 years of experience in banking, capital raising, real estate financing, and international sales and marketing. He has worked for and with some of the industry’s leading financial institutions such as Bank of America, HSBC, OCBC, Bank of Singapore, Emirates NBD and Wachovia Bank, just to name a few. He has successfully helped secure financing for projects in New York, San Francisco, Los Angeles, London and Dubai. In response to the downturn of the domestic real estate market Jack saw an opportunity to expand into the international arena. Through determination (and over 400,000 miles in international travel per year since 2008), Jack has become an industry leader in bringing international investors to the US market. He has closed over $1Billion in transactions over the years.

In the past 12 years, Jack Maple has specialized in US investments, assisting Capital Raising clients to obtain funding from his investors network in Asia and The Middle East. His success has been in bringing Investment Opportunities to Family Offices, Private High Net Worth Investors and VC funds. Jack has helped countless VC companies seeking substantial funds to grow their business.

His ability to build relationships is exceptional and he has gained the trust and respect of key players in many international markets. In addition, due to his vast investor base Jack has been commissioned by many companies to increase their investor and marketing outreach globally.

He’s logical, experienced, and generous with his knowledge. He knows financial modeling inside and out and with his network of investors and business contacts globally, Jack has helped several companies to successfully enter and expanding their business in Asia and The Middle East.

John Tamborelli, Corporate Counsel

Tamborelli Law Group was started by John V. Tamborelli after practicing law for 27 years in the State of California and handling matters ranging from straight forward business formations to multi-party complex litigation. Tamborelli Law Group has brought together a specialized group of attorneys who are dedicated to working with clients to achieve their desired results in an expeditious and cost-effective manner.

Tamborelli Law Group provides its clients with an upfront and direct analysis of the issues presented. This is achieved by working directly with the client from the beginning, understanding the client’s desired results and at all times working for the benefit of the client’s interests. Experience gained through handling matters from pre-litigation, litigation, and at times though appeal, prepares Tamborelli Law Group handling attorneys to communicate clearly and directly to the client to assist the client in making informed decisions and achieving the best outcome

Tamborelli Law Group attorneys provide attention to the needs of our clients twenty-four hours a day, seven days a week. We handle a wide variety of matters in diverse legal forums for a broad range of clients, including corporations, public agencies, non-profits, and individual businesses and persons.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock by:

●	each of our stockholders who is known by us to beneficially own 5% or more of our Common Stock;

●	each of our executive officers;

●	each of our directors; and

●	all of our directors and current executive officers as a group.

Beneficial ownership is determined based on the rules and regulations of the Commission. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, the Initial Closing are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the shares of Common Stock set forth opposite that person’s name. The address of each individual listed below is 9663 Santa Monica Blvd, Suite 688, Beverly Hills, CA 90210, USA.

			Percentage of Outstanding Shares Beneficially Owned
Name and Address(1)	Title of Class	Number of Shares Beneficially Owned	Prior to Offering	After Offering
Alex Dekhtyar	Common	6,833,333	21.09%	16.12%
	Preferred	4,500,000	22.80%	22.80%
Andrew Osichnuk	Common	6,833,333	21.09%	16.12%
	Preferred	4,500,000	22.80%	22.80%
Alexey Malikov	Common	6,833,333	21.09%	16.12%
	Preferred	4,500,000	22.80%	22.80%
Courtney Smith	Common	2,500,000	7.72%	5.90%
	Preferred	1,500,000	7.60%	7.60%
Leo Jeremias	Common	750,000	2.32%	1.77%
	Preferred	0	0.00%	0.00%
Jim Davidson/HSS	Common	500,000	2.53%	1.18%
	Preferred	0	0.00%	0.00%
Oldypak Capital LP	Common	7,894,737	24.37%	18.62%
	Preferred	4,736,842	24.00%	24.00%
Total directors, officers, 5% holders as a group (7 persons/entities)	Common	32,144,736	97.72%	74.94%
	Preferred	19,736.842	100.00%	100.00%

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DESCRIPTION OF CAPITAL STOCK

The following statements are summaries only of provisions of our authorized capital stock and are qualified in their entirety by our Certificate of Incorporation. You should review these documents for a description of the rights, restrictions and obligations relating to our capital stock. Copies of our Certificate of Incorporation may be obtained from the Company upon written request.

General

The Company is authorized to issue two Classes of shares of stock. The total number of shares which the Company is authorized to issue is five hundred million (500,000,000) shares, consisting of four hundred and fifty million (450,000,000) shares of Common Stock, $.0001 par value and fifty million (50,000,000) shares of preferred stock, zero par value.

Common Stock

As of the date of this Memorandum, the Company had 32,894,737 shares of Common Stock issued and outstanding.

Voting

The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of a meeting). There shall be no cumulative voting.

Dividends

The holders of our Common Stock are entitled to receive, ratably, dividends only if, when and as declared by our Board of Directors out of funds legally available therefor and after provision is made for each class of capital stock having preference over the Common Stock (including the Common Stock).

Liquidation Rights

In the event of our liquidation, dissolution or winding-up, the holders of our Common Stock are entitled to share, ratably, in all assets remaining available for distribution after payment of all liabilities and after provision is made for each class of capital stock having preference over the Common Stock.

Preemptive and Similar Rights

The holders of our Common Stock have no preemptive or similar rights.

Redemption/Put Rights

There are no redemption or sinking fund provisions applicable to the Common Stock. All of the outstanding shares of our Common Stock are fully-paid and nonassessable.

Transfer Restrictions

Shares of our Common Stock are subject to transfer restrictions. See “Restrictions on the Transfer of Securities.”

Changes in Authorized Number

The number of authorized shares of Common Stock may be increased or decreased subject to the Company’s legal commitments at any time and from time to time to issue them, by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote.

Preferred Stock In General

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series than outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Currently, there are 19,736,842 shares of Preferred Stock issued and outstanding.

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Series A Preferred Stock

Shares of our Series A Preferred Stock shall rank senior to our Common Stock. Holders of the Series A Preferred Shares are entitled to vote along with holders of Common Stock at a rate of ten votes for each Series A Preferred Share. This right could adversely affect the voting power of the holders of Common Stock and could have the effect of making it more difficult for a third party to acquire, or could discourage or delay a third party from acquiring, a majority of our outstanding stock. In addition, the affirmative vote of the holders of a majority of the Series A Preferred Stock then outstanding, is required for the Company to do any of the following:

●	amend, alter or repeal any of the preferences or rights of the Series A Preferred Stock;

●	authorize any reclassification of the Series A Preferred Stock;

●	increase the authorized number of shares of the Series A Preferred Stock; or

●	create any series or series of shares ranking prior to the Series A Preferred Stock as to dividends or upon liquidation.

Voting

The Series A Preferred Stock shall be voted equally with the shares of the Common Stock of the Company, and not as a separate class, at any annual or special meeting of shareholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder (a “Holder” or collectively, “Holders”) of shares of Series A Preferred Stock shall be entitled to that number of votes as equals the number of shares of Common Stock into which such Holder’s aggregate shares of Series A Preferred Stock are convertible (as set forth below) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

Dividends

The Series A Preferred Stock shall not be entitled to receive dividends.

Liquidation

Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, the Holders of Series A Preferred Stock will be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to each share of Series A Preferred Stock equal to such Holder’s actual purchase price from the Company for the Series A Preferred Stock (or in the case of a Holder that purchased from another Holder, the purchase price paid by the initial Holder to the Company for such Series A Preferred Shares but in no case less than par value). If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company will be insufficient to make payment in full to all Holders, then such assets are distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

Conversion Rights

Holders of Series A Preferred have the right to convert their shares of Preferred into shares of common stock at any time not less than fifteen (15) nor more than thirty (30) days after the date of a written Conversion Demand delivered to the Company, at a conversion rate of ten (10) share of Common Stock for every one (1) share of Preferred. The conversion rate is subject to anti-dilution adjustments. If we disappear in a merger or consolidation or we sell all of our assets substantially, then each share of Preferred will entitle the holder to convert such share into the kind and amount of consideration that the holder would have been entitled to receive immediately after the merger, consolidation or sale.

Subject to the terms and conditions set forth in this Section, beginning after the occurrence of the Milestone Event (as defined below), each Holder shall have the right, at such Holder’s option to convert any or all of such Holder’s shares of Series A Preferred Stock into shares of Common Stock at a conversion rate equal to ten (10) shares of Common Stock for each one (1) share of Series A Preferred Stock being converted. To exercise such right, a Holder must deliver to the Company at its principal offices during normal business hours of the Company:  (i) a written notice that such Holder elects to convert the number of shares of the Series A Preferred Stock specified in such notice (the “Conversion Notice,”) and (ii) the certificate(s) evidencing the shares of Series A Preferred Stock to be converted, properly endorsed or assigned for transfer.  The Company shall promptly issue and deliver to such Holder a certificate or certificates for the number of shares of Common Stock to which such Holder is entitled.  The conversion shall be deemed to occur at the close of business on the day the notice of conversion and certificate(s) are received by the Company. If a Holder converts less than the entire amount of shares of Series A Preferred Stock owned, evidenced by such certificate submitted, the Company shall promptly issue and deliver to such Holder a new certificate representing the remaining Series A Preferred Stock shares owned by Holder. For purposes of this Section 6.a., the “Milestone Event” means that the Common Stock is publicly traded on a national stock exchange or OTC Markets at a price per share of at least $7.50 for twenty (20) consecutive trading days. Any attempt to convert the Series A Preferred Shares prior to the occurrence of the Milestone Event shall be null and void. However, the preceding restriction shall be disregarded for purposes of determining Holder’s voting rights.

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RESTRICTIONS ON THE TRANSFER OF SECURITIES

The Shares are subject to restrictions on transfer. The Shares have not been registered under the Securities Act or any state securities law. You must hold any Shares that you acquire indefinitely and may not transfer your Shares. unless such transfer is permitted, as described in the following paragraph.

Other than transfers by permitted transferees, you may not transfer any Shares unless you transfer the Securities in a transaction exempt from the registration requirements of the Securities Act and any related requirements imposed by applicable state securities laws. In the case of any permitted transfer, you must notify us in writing of your proposed transfer and furnish us with an opinion of counsel, reasonably satisfactory to us, that your transfer will not require registration under the Securities Act or any applicable state securities laws. Each certificate representing Shares will contain a legend referring to this restriction on transfer and any legends required by state securities laws.

Up to three million five hundred thousand dollars ($3,500,000) worth of Shares are being offered to (a) investors who are “Accredited Investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) in compliance with Regulation D under the Act or (b) non-“U.S. Persons” (as defined in Regulation S under the Act) in compliance with Regulation S under the Act.

Up to one million seventy dollars ($1,070,000) worth of the Shares are being offered through crowd funding pursuant to Regulation C/F under the Act. The Company will file Form-C with the SEC before raising any capital through crowdfunding.

The Shares will be offered and sold on behalf of the Company, on a “best efforts” basis by officers and directors of the Company. No commissions will be paid to any officer or director for sale of the Shares.

There is no firm commitment to purchase any of the Common Stock. The Offering will continue until the earlier of (i) all of the Shares being offered (up to 10,000,000) are sold or (ii) September 30, 2019. There is no assurance that any or all of the Shares will be sold.

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TERMS OF THIS OFFERING

Investor Qualifications

Purchase of the Shares involves a number of significant risks and is a suitable investment only for certain investors. See “Risk Factors.” Only persons of adequate financial means who have no need for present liquidity with respect to this investment should consider purchasing the Shares offered hereby because: (i) an investment in the Shares involves a number of significant risks (See “Risk Factors”); and (ii) no market for the Shares and none is likely to develop in the reasonably foreseeable future (See “Restrictions on the Transfer of Securities”). This Offering is intended to be a private offering that is exempt from registration under the Securities Act and applicable state securities laws.

Accredited Investors

Accredited investors are defined in Regulation D under the Securities Act as only those persons or entities coming within any one or more of the following categories:

(i)	Any bank as defined in Section 3 (a) (2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in Section 3(1) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a) (48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Administration Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in Section 3(21) of such Act, which is either a bank, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

(iii)	Any organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)	Any director, executive officer or manager of the Company;

(v)	Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000, exclusive of home;

(vi)	Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vii)	Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii)	Any entity in which all the equity owners are “Accredited Investors” as defined above.

Investor Representation

Unless you are a qualified foreign investor or purchasing through a crowd funding portal, you will be required to represent to us in writing that (i) you are an accredited investor under Regulation D, as described above; (ii) you have such knowledge and experience in financial and business matters that you are able to evaluate the merits and risks of an investment in the Shares; (iii) you have the financial ability to bear the economic risk of an investment in the Shares, adequate means of providing for your current needs and personal contingencies and no need for liquidity in an investment in the Shares; and (iv) you are acquiring the Shares for your own account and not for the account of others and not with a view to resell or distribute such stock.

Each investor will also be required to represent that: (a) he or she knows that neither the Shares, or the underlying common stock have been registered under the Securities Act of 1933, as amended, and he or she has no right to require such registration; (b) he or she understands that his or her Shares, the underlying common stock will be restricted as set forth in the Memorandum, which includes restrictions against transfer unless the transfer is not in violation of the Securities Act of 1933, as amended, and applicable state securities laws (including investment suitability standards); (c) payment for the Shares will cause no undue hardship without undue difficulty; and (d) the subscriber’s commitment to other investment programs, combined with the subscription for Shares, is reasonable in relationship to the investor’s net worth.

Only we may accept subscriptions, and we will have the sole discretion to reject any subscription (or any portion thereof) from you or any other person, in any order, and for any or no reason. We are entitled to rely upon the accuracy of your representations to us. We may, but under no circumstances shall we be obligated to, require additional evidence that a prospective investor meets the standards set forth above at any time prior to our acceptance of a prospective investor’s subscription. You are not obligated to supply any information so requested by us, but we may reject a subscription from you or any person who fails to supply such information.

Please study the terms of the Subscription Agreement, this Memorandum, and all related documents carefully before you decide to subscribe for Shares.

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METHOD OF SUBSCRIPTION

U.S. Persons

Each U.S Person intending to purchase the Shares offered hereby, must deliver the following items to the Company:

(a)       a check in the amount of $0.35 multiplied by the number of Shares subscribed for (minimum investment: $1,750) made payable to “Dialogue Key, Inc.” or such amount wired to the Company’s account set forth below; and

(b)       fully completed and signed Subscription Documents, a copy of which are attached hereto as Exhibit A.

Foreign Investors

Each Non-U.S Person intending to purchase the Shares offered hereby, must deliver the following items to the Company:

(a)       a check in the amount of $0.35 multiplied by the number of Shares subscribed for (minimum investment: $1,750) made payable to “Dialogue Key, Inc.” or such amount wired to the Company’s account set forth below; and

(b)       fully completed and signed Subscription Documents, a copy of which are attached hereto as Exhibit B;

Delivery Instructions

The foregoing items should be delivered to the Company at the following address:

Dialogue Key, Inc.

9663 Santa Monica Blvd,

Suite 688

Beverly Hills, CA 90210, USA

Wiring Instructions:

Bank Name:	CHASE BANK
Bank Location:	270 Park Avenue, New York, NY 10017, USA
SWIFT Number:	CHASUS33
Routing Number:	322271627
Account Number:	206858729
Name on Account:	Dialogue Key, Inc.
Account Address:	10545 Burbank Blvd Ste 119, North Hollywood, CA 91601-2246

Upon acceptance by the Company of a subscription, confirmation of such acceptance will be sent to the subscriber. Certificates of Common Stock shall be sent to subscribers within four weeks after the close of the offering. The Company reserves the right to reject any subscriptions or portions of subscriptions at its discretion.

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AVAILABILITY OF ADDITIONAL INFORMATION

The Company will make available to each potential investor the opportunity to ask questions and receive answers concerning this Offering and the Company, and to obtain any additional information, which the Company possesses or can acquire without unreasonable effort, or expense that is necessary to verify the accuracy of the information furnished in this Private Placement Memorandum. Copies of the Company’s Articles of Incorporation, Bylaws, material contracts and other relevant information will be made available upon request to the extent the Company can do so without unreasonable expense or effort. Questions regarding this Offering should be directed to: Alex Dekhtyar, CEO. Email: Alex Dekhtyar, alex.d@dialoguekey.com

By mail:

Dialogue Key, Inc.

9663 Santa Monica Blvd,

Suite 688~~,~~

Beverly Hills, CA 90210, USA

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Exhibit A

Subscription Documents – U.S. Persons

(Attached)

DIALOGUE KEY, INC

SUBSCRIPTION DOCUMENTS

FOR U.S. PURCHASERS

FOR

UP TO $3,500,000

IN COMMON SHARES

This Subscription Packet Contains:

I.	Subscriber Instructions

II.	Subscription Agreement

III.	Investor Questionnaire

Name of Purchaser: _________________________________________________

City and Country of Residence: ________________________________________

Citizenship of Purchaser: _____________________________________________

Purchaser’s Telephone Number: _______________________________________

Purchaser’s Facsimile Number: _______________________________________

Date of Subscription: _______________________________________________

Number of Shares Subscribed For: ______________________________________

Purchase Price Per Share: $0.35

(Minimum purchase is for one 10,000 Shares unless waived by the Company)

Aggregate Purchase Price:  $__________________________________________

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Dialogue Key, Inc., 9663 Santa Monica Blvd, Suite 688 Beverly Hills, CA 90210, USA, with your payment by either (a) a check or money order payable in United States currency to: “Dialogue Key, Inc.” in the applicable subscription amount or (b) a wire transfer of immediately available funds to the bank account specified and in accordance with the following wire instructions for international wires set forth below:

Bank Name:	______________
Bank Location:	______________, USA
SWIFT Number:	__________________
Routing Number:	_________________
Account Number:	_________________
Name on Account:	Dialogue Key, Inc.
Account Address:	_________________

A-1

I.   SUBSCRIBER INSTRUCTIONS

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION DOCUMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

SUBSCRIPTION DOCUMENTS

One purpose of the Subscription Documents is to provide the Company with sufficient information in connection with its intended reliance upon certain exemptions from the registration and qualification requirements of U.S. federal and state securities laws and to determine whether you meet the minimum legal requirements under such laws to purchase securities in this offering. The Company will be relying on the representations and warranties made in the Subscription Documents and on the information supplied.

1. SUBSCRIPTION AGREEMENT:  The Subscription Agreement must be fully completed by the prospective purchaser on the signature page thereto.  The completed Subscription Agreement must be signed by the prospective purchaser and dated.

2. INVESTOR QUESTIONNAIRE:  The Investor Questionnaire must be fully completed by any prospective purchaser, signed by the prospective purchaser and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this Offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

A-2

II.   SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY. PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

DIALOGUE KEY, INC.

9663 Santa Monica Blvd,

Suite 688

Beverly Hills, CA 90210, USA

Ladies/Gentlemen:

Dialogue Key, Inc., a Wyoming corporation (the “Company”) is selling up to $3,500,000 in shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), that is, 10,000,000 Shares.  All subscription funds will immediately be deposited by the Company in its regular bank account, and the Company shall apply the funds as disclosed herein.

Capitalized terms not defined herein shall have those meanings set forth in the Private Placement Memorandum dated September 12, 2018 of which this Subscription Agreement is made a part (the “Memorandum”).

1.	Subscription

(a) The undersigned hereby subscribes for the number of Shares set forth on the signature page below at a purchase price of $0.35 per Share.  The minimum purchase is 10,000 Shares.

(b) If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of Dialogue Key, Inc. in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for. If the undersigned is paying by wire transfer, the undersigned shall effect a wire transfer to the bank account set forth in and in accordance with the wire instructions detailed in “Subscription Procedures” starting on page 1 of the Subscription Documents.

(c) The subscription amount tendered by the undersigned will be deposited by the Company in its regular bank account when received, and may be used immediately by the Company pursuant to the terms of this Subscription Agreement. No trust, escrow, or similar account will be established pending the sale of the Shares.  There is no minimum number of Shares the Company must sell. No funds will be returned regardless of how many or how few Shares are sold.

(d) The Company will utilize the subscription funds received from this offering in accordance with the use of proceeds described in the Company’s Memorandum provided to the undersigned by the Company in connection with this Offering.

A-3

2.	Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

(a) This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

(b) Except as provided under applicable state securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

(c) No federal or state agency has made any finding or determination as to the fairness of the terms of this offering. These securities have not been recommended or endorsed by any federal or state securities commission or regulatory agency.

(d) Because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, the undersigned is aware that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such, unless registered under the Securities Act and applicable state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required.

(e) The undersigned acknowledges and agrees that neither the Shares have been registered under the Securities Act, that there can be no assurance that there will be any market for the Shares in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

3.	Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

(a) The undersigned is acquiring the Shares for the undersigned’s own account for investment, not for the interest of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution.

(b) All information furnished in the Investor Questionnaire completed by the undersigned is true and correct in all respects.

(c) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

(d) The undersigned has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment.

(e) The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company. In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

A-4

(f) The undersigned is acquiring the Shares and has been furnished with the Company’s Memorandum. The undersigned has not been furnished with any other prospectus or offering literature.

(g) The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Shares.

(h) If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Shares subscribed for.

(i) The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned. Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

(j) The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Shares to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

3.	Governing Law; Arbitration; Venue.

(a) This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Wyoming, USA applicable to agreements made and to be performed entirely within such State, without reference to such State’s laws regarding the conflict of laws.

(b) Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement shall first be submitted for arbitration to the American Arbitration Association.

(c) Any litigation arising hereunder shall be instituted only in Los Angeles, California, USA.  All parties agree that venue shall be proper in Los Angeles, California for all such legal or equitable proceedings.

[Remainder of page intentionally left blank. Signatures to follow.]

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Date: _____________________________________________________________

Number of Shares Subscribed For: _______________________________________

Purchase Price Per Share: $0.35

(Minimum purchase is 10,000 Shares unless waived by the Company)

Aggregate Purchase Price: $___________________________________________

_________________________

Taxpayer I.D. Number

As (check one) Individual _____Tenants in Common____
Existing Partnership ____Joint

Tenants _____Corporation ____Trust _____

Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________

_____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

Subscriber’s mailing address

(if different than business address)

____________________________

____________________________

____________________________

____________________________

Taxpayer I.D. Number of Co-Subscriber

Co-Subscriber’s name and business

address (please type or print)

_____________________________

_____________________________

_____________________________

____________________________

Signature of Co-Subscriber

Co-Subscriber’s mailing address

(if different than business address)

_____________________________

_____________________________

_____________________________

Accepted:

DIALOGUE KEY, INC.

By:__________________________	Date: ________________________
Title: ________________________

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III.   INVESTOR QUESTIONNAIRE

INVESTOR QUESTIONNAIRE

DIALOGUE KEY, INC.

Confidential Investor Questionnaire

To: Dialogue Key, Inc.

Dialogue Key Inc, Inc., a Wyoming corporation (the “Company”), is offering (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement shares of its common stock, par value $0.0001 per share (the “Shares”)

I. The undersigned subscriber (the “Subscriber”) represents and warrants that he, she or it comes within one category marked below and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below

CATEGORY A _______	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

CATEGORY B _______	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

CATEGORY C _______	The undersigned is a director or executive officer of the Company, which is issuing and selling the Shares.

CATEGORY D _______	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

________________________________________________ ________________________________________________

(describe entity)

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CATEGORY E _______	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

________________________________________________

________________________________________________

(describe entity)

CATEGORY F _______	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

________________________________________________

________________________________________________

(describe entity)

CATEGORY G _______	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

CATEGORY H _______	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire.

________________________________________________

_________________________________________________

(describe entity)

CATEGORY I _______	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of the Subscription Agreement or this Questionnaire in the event that the representations and warranties in the Subscription Agreement or in this Questionnaire shall cease to be true, accurate and complete.

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II. SUITABILITY (Please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

______________________________________________________________________________

______________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:

______________________________________________________________________________

______________________________________________________________________________

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES ______               NO________

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies
Frequently	_________	_________
Occasionally	_________	_________
Never	_________	_________

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ______           NO________

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES ______           NO________

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ______           NO________

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(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES ______           NO________

(j)       For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ______           NO________

III.	MANNER IN WHICH TITLE IS TO BE HELD . (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

* If Securities are being subscribed for by an entity, the Company request additional information regarding the entity.

IV.	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES ______           NO________

If yes, please explain: _____________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

* If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_______________________________________

Name of FINRA Member Firm

By: ____________________________________

Authorized Officer

Date: ___________________________________

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V.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

▪	in connection with the purchase or sale of any security;

▪	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

▪	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes.             If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice?

▪	in connection with the purchase or sale of any security;

▪	involving the making of any false filing with the SEC; or

▪	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes.             If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

▪	bars you from:

▪	associating with an entity regulated by any of the aforementioned regulators;

▪	engaging in the business of securities, insurance or banking; or

▪	engaging in savings association or credit union activities; or

▪	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ Yes.             If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

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The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

▪	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

▪	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

▪	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ Yes. If yes, please explain: ________________________________________________

________________________________________________________________________

_________________________________________________________________________

_____________________________________________________________________________

☐ No.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of?

▪	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

▪	Section 17(a)(1) of the Securities Act of 1933,

▪	Section 10(b) of the Exchange Act and Rule 10b-5, and

▪	Section 15 (c) (1) of the Securities Exchange Act); or

▪	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes.   If yes, please explain: ______________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

☐ No.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”), such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

A-12

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

VI. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VII. In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

VIII. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

IX. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

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X. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.	Payment Information

(a) Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_____________________________________________

_____________________________________________

_____________________________________________

(b) Subscriber’s wiring instructions at the Wiring Bank:

_____________________________________________

_____________________________________________

_____________________________________________

(c) Is the Wiring Bank located in the U.S. or another “FATF Country”?2

________ Yes             ________ No

(d) Is Subscriber a customer of the Wiring Bank?

________ Yes             ________ No

2.	Additional Information

_____ A government issued form of picture identification (e.g., passport or driver’s license).

_____ Additional information as may be reasonably requested by the Company from time to time.

XI. INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

2 As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

A-14

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country

A-15

Exhibit B

Subscription Documents – Non-U.S. Persons

(Attached)

DIALOGUE KEY, INC

SUBSCRIPTION DOCUMENTS

FOR NON-U.S. PURCHASERS

FOR

UP TO $3,500,000

IN COMMON SHARES

This Subscription Packet Contains:

I.	Subscriber Instructions

II.	Subscription Agreement

III.	Investor Questionnaire

Name of Purchaser: _________________________________________________

City and Country of Residence: ________________________________________

Citizenship of Purchaser: _____________________________________________

Purchaser’s Telephone Number: _______________________________________

Purchaser’s Facsimile Number: _______________________________________

Date of Subscription: _______________________________________________

Number of Shares Subscribed For: ______________________________________

Purchase Price Per Share: $0.35

(Minimum purchase is for one 5,000 Shares unless waived by the Company)

Aggregate Purchase Price:  $__________________________________________

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Dialogue Key, Inc., 9663 Santa Monica Blvd, Suite 688 Beverly Hills, CA 90210, USA, with your payment by either (a) a check or money order payable in United States currency to: “Dialogue Key, Inc.” in the applicable subscription amount or (b) a wire transfer of immediately available funds to the bank account specified and in accordance with the following wire instructions for international wires set forth below:

Bank Name:	CHASE BANK
Bank Location:	270 Park Avenue, New York, NY 10017, USA
SWIFT Number:	CHASUS33
Routing Number:	322271627
Account Number:	206858729
Name on Account:	Dialogue Key, Inc.
Account Address:	10545 Burbank Blvd Ste 119
North Hollywood, CA 91601-2246

B-1

I.   SUBSCRIBER INSTRUCTIONS

(for Non-U.S. Persons under Regulation S)

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION DOCUMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

SUBSCRIPTION DOCUMENTS

One purpose of the Subscription Documents is to provide the Company with sufficient information in connection with its intended reliance upon certain exemptions from the registration and qualification requirements of U.S. federal and state securities laws and to determine whether you meet the minimum legal requirements under such laws to purchase securities in this offering. The Company will be relying on the representations and warranties made in the Subscription Documents and on the information supplied.

1. SUBSCRIPTION AGREEMENT:  The Subscription Agreement must be fully completed by the prospective purchaser on the signature page thereto.  The completed Subscription Agreement must be signed by the prospective purchaser and dated.

2. INVESTOR QUESTIONNAIRE:  The Investor Questionnaire must be fully completed by any prospective purchaser, signed by the prospective purchaser and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this Offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

B-2

II.   SUBSCRIPTION AGREEMENT

(for Non-U.S. Persons under Regulation S)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY NON-U.S. PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

DIALOGUE KEY, INC.

9663 Santa Monica Blvd,

Suite 688

Beverly Hills, CA 90210, USA

Ladies/Gentlemen:

Dialogue Key, Inc., a Wyoming corporation (the “Company”) is selling up to $3,500,000 in shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), that is, 10,000,000 Shares.  All subscription funds will immediately be deposited by the Company in its regular bank account, and the Company shall apply the funds as disclosed herein.

Capitalized terms not defined herein shall have those meanings set forth in the Private Placement Memorandum Sheet dated September 12, 2018 of which this Subscription Agreement is made a part (the “Memorandum”).

1.	Subscription

(a) The undersigned hereby subscribes for the number of Shares set forth on the signature page below at a purchase price of $0.35 per Share.  The minimum purchase is 5,000 Shares.

(b) If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of Dialogue Key, Inc. in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for. If the undersigned is paying by wire transfer, the undersigned shall effect a wire transfer to the bank account set forth in and in accordance with the wire instructions detailed in “Subscription Procedures” starting on page 1 of the Subscription Documents.

(c) The subscription amount tendered by the undersigned will be deposited by the Company in its regular bank account when received, and may be used immediately by the Company pursuant to the terms of this Subscription Agreement. No trust, escrow, or similar account will be established pending the sale of the Shares.  There is no minimum number of Shares the Company must sell. No funds will be returned regardless of how many or how few Shares are sold.

B-3

(d) The Company will utilize the subscription funds received from this offering in accordance with the use of proceeds described in the Company’s Memorandum provided to the undersigned by the Company in connection with this Offering.

2.	Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

(a) This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

(b) Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

(c) No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

(d) The undersigned acknowledges and understands that (a) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable U.S. state securities laws, (b) that the Shares are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Shares is taking place in a transaction not involving a public offering or U.S. Persons. Furthermore, the undersigned is aware and understands that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Shares or securities contained within the Shares, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company is also required to refuse to register any transfer of the securities being sold hereunder not made in accordance with the provisions of Regulation S, pursuant to the Securities Act or pursuant to an available exemption from registration, except to the extent foreign law prevents the Company from refusing to register such transfer, in which case the securities must bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT (“REGULATION S”), IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

(e) The undersigned acknowledges and agrees that the Shares have not been registered under the Securities Act, that there can be no assurance that there will be any market for the Shares, in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

B-4

3.	Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

(a) The undersigned is not a U.S. person as defined under Rule 902 of Regulation S and the Shares which the undersigned is acquiring are being acquired for the undersigned’s own account (or a trust account if the undersigned is a trustee) for investment only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws.  The undersigned is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities.  The undersigned will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws.  Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by the undersigned, the undersigned shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom.

(b) The Company may only make offers to sell the Shares to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States.  The undersigned has not received an offer to purchase the Shares inside the United States and will not originate a buy order inside the United States.  The undersigned has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Shares.

(c) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

(d) The undersigned has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment.

(e) The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company.  In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

(f) The undersigned is acquiring the Shares and has been furnished with the Company’s Memorandum. The undersigned has not been furnished with any other prospectus or offering literature.

(g) The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Shares

(h) If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Shares subscribed for.

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(i) The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned.  Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

(j) The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Shares to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4.	Governing Law; Arbitration; Venue.

(a) This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Wyoming, USA applicable to agreements made and to be performed entirely within such State, without reference to such State’s laws regarding the conflict of laws.

(b) Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement shall first be submitted for arbitration to the American Arbitration Association.

(c) Any litigation arising hereunder shall be instituted only in Los Angeles, California, USA.  All parties agree that venue shall be proper in Los Angeles, California for all such legal or equitable proceedings.

[Remainder of page intentionally left blank. Signatures to follow.]

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Date: _____________________________________________________________

Number of Shares Subscribed For: _______________________________________

Purchase Price Per Share: $0.35

(Minimum purchase is 5,000 Shares unless waived by the Company)

Aggregate Purchase Price: $___________________________________________

_________________________

Taxpayer I.D. Number

As (check one) Individual _____Tenants in
Common____ Existing Partnership ____Joint
Tenants _____Corporation ____Trust _____
Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________

_____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

Subscriber’s mailing address

(if different than business address)

____________________________

____________________________

____________________________

____________________________

Taxpayer I.D. Number of Co-Subscriber

Co-Subscriber’s name and business

address (please type or print)

_____________________________

_____________________________

_____________________________

Accepted:

DIALOGUE KEY, INC.

By:__________________________

Title: ________________________

____________________________

Signature of Co-Subscriber

Co-Subscriber’s mailing address

(if different than business address)

_____________________________

_____________________________

_____________________________

Date: ________________________

B-7

III.   INVESTOR QUESTIONNAIRE

(for Non-U.S. Persons under Regulation S)

INVESTOR QUESTIONNAIRE

DIALOGUE KEY, INC.

Confidential Investor Questionnaire

To: Dialogue Key, Inc.

Dialogue Key Inc, Inc., a Wyoming corporation (the “Company”), is offering to Non-U.S. persons (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement shares of its common stock, par value $0.001 per share (the “Shares”)

I.	SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

______________________________________________________________________________

______________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES ______ NO________

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies
Frequently	_________	_________
Occasionally	_________	_________
Never	_________	_________

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(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ______ NO________

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES ______ NO________

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ______ NO________

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES ______ NO________

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ______ NO________

II.	MANNER IN WHICH TITLE IS TO BE HELD . (circle one)

(a) Individual Ownership

(b) Community Property

(c) Joint Tenant with Right of Survivorship (both parties must sign)

(d) Partnership*

(e) Tenants in Common

(f) Corporation*

(g) Trust*

(h) Limited Liability Company*

(i) Other

* If Securities are being subscribed for by an entity, the Company request additional information regarding the entity.

III.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

▪	in connection with the purchase or sale of any security;

▪	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

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▪	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes.  If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice?

▪	in connection with the purchase or sale of any security;

▪	involving the making of any false filing with the SEC; or

▪	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes.  If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

▪	bars you from:

▪	associating with an entity regulated by any of the aforementioned regulators;

▪	engaging in the business of securities, insurance or banking; or

▪	engaging in savings association or credit union activities; or

▪	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐Yes.  If yes, please explain: _________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

B-10

4.	SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

▪	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

▪	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

▪	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ Yes. If yes, please explain: ________________________________________________

________________________________________________________________________

_________________________________________________________________________
__________________________________________________________________________

☐ No.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5)  years and currently orders you to cease and desist from committing or causing a future violation of:

▪	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

▪	Section 17(a)(1) of the Securities Act of 1933,

▪	Section 10(b) of the Exchange Act and Rule 10b-5, and

▪	Section 15 (c) (1) of the Securities Exchange Act); or

▪	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐Yes.   If yes, please explain: ______________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

☐ No.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“ SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

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7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

8.	USPS False Representations Order .

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐Yes. If yes, please explain: _______________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

☐ No.

IV. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

B-12

1.	Payment Information

(a) Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_____________________________________________

_____________________________________________

_____________________________________________

(b) Subscriber’s wiring instructions at the Wiring Bank:

_____________________________________________

_____________________________________________

_____________________________________________

(c) Is the Wiring Bank located in the U.S. or another “FATF Country”?2

________ Yes ________ No

(d) Is Subscriber a customer of the Wiring Bank?

________ Yes ________ No

2.	Additional Information

_____ A government issued form of picture identification (e.g., passport or driver’s license).

_____ Additional information as may be reasonably requested by the Company from time to time.

VIII.	INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

2 As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada,  Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian  Federation,  Singapore,  South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

B-13

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country

B-14